AMERITAS LIFE INSURANCE CORP.
                              SEPARATE ACCOUNT LLVA
                            Supplement to Prospectus

By Supplement to the Prospectus dated May 1, 1998, Ameritas Life Insurance Corp. discloses the following:

On September 14, 1998, the Board of Directors of Ameritas Mutual Insurance Holding Company and Acacia Mutual Holding Company voted to merge the two mutual insurance holding companies and the two intermediate holding companies. The surviving mutual holding company will be Ameritas Acacia Mutual Holding Company. The merger will be effective January 1, 1999, subject to the approval of the various regulators and the members of both mutual holding companies. On the effective date of the merger, Ameritas Life and Acacia Life and all other corporate subsidiaries are unaffected.

By further Supplement, Ameritas Life Insurance Corp. revises the prospectus at page 9, so that the third paragraph under the heading Ameritas Life Insurance Corp. reads as follows:

Ameritas and subsidiaries had total assets at December 31, 1997 of over $3.4 billion. Ameritas enjoys a long standing A+ ("Superior") rating from A.M. Best, an independent firm that analyzes insurance carriers. A.M. Best Co. has now placed the rating of Ameritas Life Insurance Corp. under review with developing implications. Ameritas also has been rated A- ("Excellent") by Weiss Research, Inc., and an AA ("Excellent") rating from Standard & Poor's for claims-paying ability.

The date of this Supplement is September 16, 1998.